SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X] Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

MUNIHOLDINGS FUND II, INC. MUNIHOLDINGS NEW YORK INSURED FUND, INC. MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. MUNIVEST FUND, INC. MUNIVEST FUND II, INC. MUNIHOLDINGS FLORIDA INSURED FUND

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

MUNIHOLDINGS FUND II, INC.
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
MUNIHOLDINGS NEW YORK INSURED FUND, INC.
MUNIVEST FUND, INC. MUNIVEST FUND II, INC.
MUNIHOLDINGS FLORIDA INSURED FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2003 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON JANUARY 28, 2003

TO THE STOCKHOLDERS OF
MUNIHOLDINGS FUND II, INC. MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. MUNIHOLDINGS NEW YORK INSURED FUND, INC. MUNIVEST FUND, INC. MUNIVEST FUND II, INC. MUNIHOLDINGS FLORIDA INSURED FUND:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (each, a “Meeting” and collectively, the “Meetings”) of each of MuniHoldings Fund II, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc. and MuniHoldings Florida Insured Fund (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Tuesday, January 28, 2003 at the time specified for each Fund in Exhibit A to the Combined Proxy Statement for the following purposes:

(1)	To elect a Board of Directors (which term as used herein refers to both Directors and Trustees, as applicable) of each Fund to serve for the ensuing year; and

(2)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Each Fund’s Board of Directors has fixed the close of business on December 2, 2002 as the record date for the determination of Stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment thereof.

You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-800-645-4519.

By Order of the Boards of Directors

BRIAN D. STEWART
Secretary of MuniHoldings Fund II, Inc.,
MuniHoldings New Jersey Insured Fund, Inc.,
MuniHoldings New York Insured Fund, Inc.,
MuniVest Fund, Inc., MuniVest Fund II, Inc. and
MuniHoldings Florida Insured Fund

Plainsboro, New Jersey Dated: December 16, 2002

COMBINED PROXY STATEMENT

MUNIHOLDINGS FUND II, INC.
MUNIHOLDINGS NEW JERSEY INSURED FUND, INC.
MUNIHOLDINGS NEW YORK INSURED FUND, INC.
MUNIVEST FUND, INC.
MUNIVEST FUND II, INC.
MUNIHOLDINGS FLORIDA INSURED FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

2003 ANNUAL MEETINGS OF STOCKHOLDERS

JANUARY 28, 2003

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of each of MuniHoldings Fund II, Inc. (“MuniHoldings II”), MuniHoldings New Jersey Insured Fund, Inc. (“MuniHoldings NJ Ins”), MuniHoldings New York Insured Fund, Inc. (“MuniHoldings NY Ins”), MuniVest Fund, Inc. (“MuniVest I”), MuniVest Fund II, Inc. (“MuniVest II”) and the Board of Trustees of MuniHoldings Florida Insured Fund (“MuniHoldings FL Ins”) (each, a “Fund” and, collectively, the “Funds”) to be voted at the 2003 Annual Meeting of Stockholders of each Fund (each, a “Meeting” and collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Tuesday, January 28, 2003 at the time specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is December 20, 2002.

Each Fund is organized as a Maryland corporation, except for MuniHoldings FL Ins, which is organized as a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock or shares of beneficial interest of a Fund are referred to as “Shares,” shares of auction market preferred stock and auction market preferred shares are referred to as “AMPS,” the holders of the outstanding Shares and AMPS are referred to as “Stockholders,” the Board of Directors or Board of Trustees of each Fund is referred to as the “Board” or “Board of Directors,” and the Directors or Trustees of each Fund are referred to as “Directors.”

All properly executed proxies received prior to a Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, such proxies will be voted for the election of the Director nominees of the applicable Fund to serve for the ensuing year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

The Board of Directors of each Fund has fixed the close of business on December 2, 2002 as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of and to vote at the applicable Fund’s Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and AMPS, indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding Shares or five percent of the outstanding AMPS of such Fund. This Combined Proxy Statement is being provided to the holders of Shares and AMPS of each Fund.

The Board of Directors of each Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

At the Meetings, the Board of Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders of that Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) “for” the nominees listed in the following chart.

Fund	AMPS Nominee-Directors	Other Nominee-Directors
MuniHoldings II	Reilly, West	Forbes, Glenn, Montgomery, Ryan, Suddarth, Zinbarg
MuniHoldings NJ Ins	Reilly, West	Forbes, Glenn, Montgomery, Ryan, Suddarth, Zinbarg
MuniHoldings NY Ins	Reilly, West	Forbes, Glenn, Montgomery, Ryan, Suddarth, Zinbarg
MuniVest I	Forbes, West	Glenn, Montgomery, Reilly, Ryan, Suddarth, Zinbarg
MuniVest II	Forbes, West	Glenn, Montgomery, Reilly, Ryan, Suddarth, Zinbarg
MuniHoldings FL Ins	Reilly, West	Forbes, Glenn, Montgomery, Ryan, Suddarth, Zinbarg

The class of Stockholders solicited and entitled to vote on the proposal are outlined in the following chart.

Fund	Class of Stockholders	Election of AMPS Directors	Election of Other Directors
MuniHoldings II	Common Stock	No	Yes
MuniHoldings II	AMPS	Yes	Yes
MuniHoldings NJ Ins	Common Stock	No	Yes
MuniHoldings NJ Ins	AMPS	Yes	Yes
MuniHoldings NY Ins	Common Stock	No	Yes
MuniHoldings NY Ins	AMPS	Yes	Yes
MuniVest I	Common Stock	No	Yes
MuniVest I	AMPS	Yes	No
MuniVest II	Common Stock	No	Yes
MuniVest II	AMPS	Yes	Yes
MuniHoldings FL Ins	Common Stock	No	Yes
MuniHoldings FL Ins	AMPS	Yes	Yes

2

The Board of Directors of each Fund knows of no reason why any of the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Boards of Directors of such Fund may recommend.

Certain information concerning the nominees, is set forth below. Additional information concerning the nominees is set forth in Exhibit B to this Combined Proxy Statement.

Biographical Information

Certain biographical and other information relating to the Director nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) of each Fund, is set forth below:

Name, Address† and Age	Position(s) Held with each Fund	Term of Office and Length* of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds*** and Portfolios Overseen	Public Directorships
Terry K. Glenn†† (62)	President** and Director	President and Director of each Fund since the year listed in Exhibit B.	Chairman (Americas Region) of MLIM since 2000; Executive Vice President of FAM and MLIM (which terms as used herein include their corporate predecessors) since 1983; President of Merrill Lynch mutual funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 1988; Director of Financial Data Services, Inc. since 1985.	117 registered investment companies consisting of 162 portfolios	None

†	P.O. Box 9011, Princeton, New Jersey 08543-9011.
††	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators.
*	As a Director, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until the earlier of his death, resignation, or removal as provided in each Fund’s by-laws, charter or by statute.
**	Elected by and serves at the pleasure of the Board of Directors. Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.
***	The complex of funds advised by FAM and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”) (“FAM/MLIM-Advised Funds”).

3

Certain biographical and other information relating to the Director nominees who are not “interested persons”, as defined by the Investment Company Act (“non-interested Directors”), of each Fund is set forth below.

Name, Address† and Age	Position(s) Held with each Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Ronald W. Forbes (62)	Director	Director of each Fund since the year listed in Exhibit B.	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.	45 registered investment companies consisting of 54 portfolios	None

Cynthia A. Montgomery (50)	Director	Director of each Fund since the year listed in Exhibit B.	Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, University of Michigan from 1979 to 1985.	45 registered investment companies consisting of 54 portfolios	Unum- Provident Corporation (insurance products); Newell Rubbermaid Inc.

Charles C. Reilly (71)	Director	Director of each Fund since the year listed in Exhibit B.	Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.	45 registered investment companies consisting of 54 portfolios	None

4

Name, Address† and Age	Position(s) Held with each Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Kevin A. Ryan (70)	Director	Director of each Fund since the year listed in Exhibit B.	Founder and currently Director Emeritus of the Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education, Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.	45 registered investment companies consisting of 54 portfolios	None

Roscoe S. Suddarth (67)	Director	Director of each Fund since the year listed in Exhibit B.	President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.	45 registered investment companies consisting of 54 portfolios	None

Edward D. Zinbarg (67)	Director	Director of each Fund since the year listed in Exhibit B.	Self-employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.	45 registered investment companies consisting of 54 portfolios	None

5

Name, Address† and Age	Position(s) Held with each Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
Richard R. West (64)	Director	Director of each Fund since the year listed in Exhibit B.	Professor of Finance since 1984, Dean from 1984 to 1993 and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration.	45 registered investment companies consisting of 54 portfolios	Bowne & Co., Inc. (financial printer); Vornado Operating Company (real estate company); Vornado Realty Trust, Inc. (real estate holding company); Alexander’s, Inc. (real estate company)

†	The address of each non-interested Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.
*	Each Director serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until the earlier of his or her death, resignation, or removal as provided in each Fund’s by-laws, charter or by statute.

Audit and Oversight Committee Report

The Board of Directors of each Fund has a standing Audit and Oversight Committee (the “Committee”), which consists of the Directors who are not “interested persons” of that Fund within the meaning of the Investment Company Act and who are “independent” as defined in the New York Stock Exchange and, with respect to MuniVest I, American Stock Exchange, listing standards. Currently, Messrs. Forbes, Reilly, Ryan, Suddarth, West and Zinbarg and Ms. Montgomery are members of the Committee of each Fund. The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants.

Each Fund’s Board of Directors has adopted a written Charter for the Committee, which is attached as Exhibit D to this Combined Proxy Statement. Each Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Ernst & Young LLP (“E&Y”),the independent accountants for MuniHoldings II and MuniHoldings NJ Ins, or from Deloitte & Touche LLP (“D&T”), the independent accountants for MuniHoldings NY Ins, MuniVest I, MuniVest II and MuniHoldings FL Ins, as applicable, and has discussed with E&Y and D&T, as applicable, such firm’s independence with respect to the Fund and (b) discussed with E&Y and D&T, as applicable, certain matters required to be discussed by Statements on Auditing Standards No. 61, as may be modified or supplemented. Each Committee has considered whether the provision of non-audit services by the Fund’s independent accountants is compatible with maintaining the independence of those accountants.

6

Each Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent accountants. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to Stockholders and included in the Fund’s Annual Report to Stockholders, the Committee would be notified by Fund management or the independent accountants. The Committees received no such notifications for any of the Funds. Following each Committee’s review and discussions regarding the audit of the Fund’s financial statements with Fund management and the independent accountants, the Committee recommended to the Directors that the Fund’s audited financial statements be included in that Fund’s Annual Report to Stockholders.

In addition to the above, each Committee also reviews and nominates candidates to serve as non-interested Directors. Each Committee generally will not consider nominees recommended by Stockholders of the Fund. The non-interested Directors of each Fund have retained independent legal counsel to assist them in connection with these duties.

Committee and Board of Directors Meetings

During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of that Fund held during the fiscal year and, if a member, the total number of meetings of the Committee held during the period for which he or she served. See Exhibit A for further information about Committee and Board meetings.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of each Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”) and either the New York Stock Exchange (in the case of MuniHoldings II, MuniHoldings NJ Ins, MuniHoldings NY Ins, MuniVest II, and MuniHoldings FL Ins) or the American Stock Exchange (in the case of MuniVest I). Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the applicable Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Interested Persons

Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions he holds with FAM and its affiliates and/or due to his ownership of securities issued by Merrill Lynch & Co., Inc. (“ML & Co.”). Mr. Glenn is the President of each Fund.

7

Compensation of Directors

FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each non-interested Director a combined fee of $3,800 per year plus a fee of $150 for each in person Board meeting attended and $150 for each in person Committee meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. The Co-Chairmen of each Fund’s Committee receive an additional annual fee of $1,000.

Information relating to the aggregate fees and expenses paid by each Fund to its non-interested Directors during each Fund’s most recently completed fiscal year is set forth in Exhibit A.

Officers of Each Fund

Information relating to the officers of each Fund is set forth in Exhibit C. Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership

Information relating to each Director nominee’s ownership as of November 30, 2002 in each Fund and in all registered FAM/MLIM-Advised Funds overseen or to be overseen by each Director nominee is set forth in Exhibit B.

As of the Record Date, no non-interested Director or nominee or his or her immediate family members, owned beneficially or of record any securities of ML & Co. As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares.

The Board of Directors of each Fund recommends that the Stockholders vote “FOR” each of the nominees for Director.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation; Vote Required

The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

     For each of MuniHoldings II, MuniHoldings NJ Ins and MuniHoldings NY Ins, one-third of the Fund’s Shares and AMPS entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. For MuniVest I and MuniVest II, a majority of the Fund’s Shares and AMPS entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum and for MuniHoldings FL, a majority of the Fund’s outstanding Shares and Amps entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. The quorum requirements must be met for each Fund’s Shares and AMPS, each voting separately as a class.

     In order to obtain the necessary quorum at each Meeting supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. If, by the time scheduled for a Meeting, a quorum of Stockholders is not present or if a quorum is present but sufficient votes to allow action on the

8

proposal are not received from the Stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from Stockholders. Any such adjournment will require the affirmative vote of a majority of the Shares and AMPS of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe that adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s Stockholders. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 for each Fund plus out-of-pocket expenses, which are estimated to be $500 for each Fund.

Voting Requirement

All Shares and AMPS represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the Shares and AMPS will be voted “FOR” the Director nominees. Except in the case of MuniVest I, holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated herein and holders of Shares and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Holders of AMPS of MuniVest I, voting separately as a class, are entitled to elect the two Directors designated herein and holders of Shares, voting separately as a class, are entitled to elect the remaining Directors. Assuming a quorum is present, approval of Item 1 will require the affirmative vote of Stockholders holding at least the percentage of shares indicated below. “Plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

Fund	Election of AMPS Directors	Election of Other Directors

MuniHoldings II	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of Shares and AMPS, voting together as a single class

MuniHoldings NJ Ins	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of Shares and AMPS, voting together as a single class

MuniHoldings NY Ins	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of Shares and AMPS, voting together as a single class

MuniVest I	Affirmative vote of a majority of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a majority of the votes cast by the holders of Shares, voting together as a single class

MuniVest II	Affirmative vote of a majority of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a majority of the votes cast by the holders of Shares and AMPS, voting together as a single class

9

Fund	Election of AMPS Directors	Election of Other Directors

MuniHoldings FL Ins	Affirmative vote of the holders of a majority of the AMPS present in person or by proxy at the Meeting and entitled to vote, voting as a separate class	Affirmative vote of the holders of a majority of the Shares and AMPS present in person or by proxy at the Meeting and entitled to vote, voting together as a single class

Broker Non-Votes and Abstentions

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”),holding shares of each Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on the Item before each Meeting. The Funds understand that, under the rules of the New York Stock Exchange and the American Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions are received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, with respect to MuniHoldings II, MuniHoldings NJ Ins, MuniHoldings NY Ins, MuniVest I and MuniVest II, abstentions and broker non-votes will not have an effect on the vote on Item 1; but will be counted as a vote “against” with respect to MuniHoldings FL Ins.

Other Matters

Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the meeting or any adjournments thereof, the proxy holders will vote the Shares of Common Stock and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Auditors’ Fees

The following table sets forth the aggregate fees paid to the independent auditors for each Fund’s most recent fiscal year ended for professional services rendered for: (i) the audit of the Funds’ annual financial statements included in the Funds’ reports to Stockholders; (ii) all other audit related services provided to each Fund; and (iii) all other non-audit services provided to the Fund, FAM, and entities controlling, controlled by or under common control with FAM that provide services to the Fund. For each Fund’s most recent fiscal year, the independent auditors did not render any professional services for financial information systems design and implementation services to the Fund, FAM and entities controlling, controlled by or under common control with FAM that provide services to each Fund. The Committee of each Fund has determined that the provision

10

of other audit related services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors. Representatives of D&T and E&Y, as applicable, are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from Stockholders.

Fund	Independent Auditors	Audit Fees Charged to the Fund	Other Audit Related Fees Charged to the Fund		Other Fees†	Fiscal Year End
MuniHoldings II	E&Y	$37,275	$16,740	*	—	July 31, 2002
MuniHoldings NJ Ins	E&Y	$37,275	$16,740	*	—	July 31, 2002
MuniHoldings NY Ins	D&T	$24,800	$23,050		$5,441,400	August 31, 2002
MuniVest	D&T	$34,600	$23,050		$5,441,400	August 31, 2002
MuniVest II	D&T	$30,600	$20,400		$5,441,400	October 31, 2002
MuniHoldings FL Ins	D&T	$24,800	$23,050		$5,441,400	August 31, 2002

†	Includes fees billed for non-audit services rendered to each Fund, FAM and any entity controlling, controlled by, or under common control with FAM, during the year ended December 31, 2001.
*	Other audit related fees charged to the fund includes $4,740 per fund in tax return review fees and $12,000 per fund in other audit related services. Audit fees charged to other funds within the complex total $524,130. Tax return review fees and fees for other audit related services for those funds were $154,770, respectively.

Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any Stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Brian D. Stewart, Secretary, or to 1-800-637-3863.

Stockholder Proposals

If a stockholder of any Fund intends to present a proposal at the 2004 Annual Meeting of Stockholders of such Fund, each of which is anticipated to be held in January 2004, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the Stockholder must deliver the proposal to the offices of the appropriate Fund by August 19, 2003. The persons named as proxies in the proxy materials for each Fund’s 2004 Annual Meetings of Stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by November 5, 2003. Written proposals and notices should be sent to the Secretary of the applicable Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536).

By Order of the Boards of Directors

BRIAN D. STEWART
Secretary of MuniHoldings Fund II, Inc.,
MuniHoldings New Jersey Insured Fund, Inc.,
MuniHoldings New York Insured Fund, Inc.,
MuniVest Fund, Inc., MuniVest Fund II, Inc. and
MuniHoldings Florida Insured Fund

Dated: December 16, 2002

11

(This page intentionally left blank.)

Exhibit A

Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which these Exhibits are attached.

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Defined Term	Fiscal Year End	State of Organization	Meeting Time
MuniHoldings Fund II, Inc.	MuniHoldings II	July 31	MD	9:00 A.M.
MuniHoldings New Jersey Insured Fund, Inc.	MuniHoldings NJ Ins	July 31	MD	9:30 A.M.
MuniHoldings New York Insured Fund, Inc.	MuniHoldings NY Ins	August 31	MD	10:00 A.M.
MuniVest Fund, Inc.	MuniVest I	August 31	MD	10:30 A.M.
MuniVest Fund II, Inc.	MuniVest II	October 31	MD	11:00 A.M.
MuniHoldings Florida Insured Fund	MuniHoldings FL Ins	August 31	MA	11:30 A.M.

	Shares Outstanding as of the Record Date
Fund	Shares	AMPS
MuniHoldings II	11,073,334	3,480
MuniHoldings NJ Ins	21,038,614	8,120
MuniHoldings NY Ins	30,784,615	12,520
MuniVest I	61,346,288	11,000
MuniVest II	19,907,055	5,400
MuniHoldings FL Ins	37,628,598	14,530

Board and Committee Meetings

Set forth in the table below is information regarding Board and Committee meetings held, current annual and per meeting fees paid to each non-interested Director and the aggregate fees and expenses paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

	Board			Committee
Fund	No. of Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	No. of Meetings Held*	Annual Fee ($)***	Per Meeting Fee ($)**	Aggregate Fees and Expenses ($)
MuniHoldings II	5	1,900	150	5	1,900	150	30,074
MuniHoldings NJ Ins	5	1,900	150	5	1,900	150	30,120
MuniHoldings NY Ins	5	1,900	150	5	1,900	150	30,927
MuniVest I	5	1,900	150	5	1,900	150	30,038
MuniVest II	5	1,900	150	5	1,900	150	30,400
MuniHoldings FL Ins	5	1,900	150	5	1,900	150	30,105

*	Includes telephonic meetings.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	Does not include the additional $1,000 fee paid to the Co-Chairmen of the Committee.

A-1

(This page intentionally left blank.)

Exhibit B

INFORMATION PERTAINING TO THE DIRECTOR NOMINEES

Year in Which Each Nominee of Each Fund Became a Director

	MV I	MV II	MH II	MH NY Ins	MH NJ Ins	MH FL Ins
Forbes	1988	1993	1998	1997	1998	1997
Glenn	1999	1999	1999	1999	1999	1999
Montgomery	1993	1993	1998	1997	1998	1997
Reilly	1990	1993	1998	1997	1998	1997
Ryan	1992	1993	1998	1997	1998	1997
Suddarth	2000	2000	2000	2000	2000	2000
West	1988	1993	1998	1997	1998	1997
Zinbarg	2000	2000	2000	2000	2000	2000

B-1

Ownership of Shares and AMPS as of the Record Date

Name		No. of Shares	No. of AMPS	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in all FAM/MLIM- Advised Funds overseen by each Director Nominee in the Merrill Lynch Family of Funds
Interested Director:
Terry K. Glenn	MuniHoldings II	None	None	None	over $100,000
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	24,616	None	over $100,000
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None
Non-Interested Directors:
Ronald W. Forbes	MuniHoldings II	1,313	None	$10,001-$50,000	over $100,000
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	1,163	None	$10,001-$50,000
	MuniVest I	1,147	None	$1-$10,000
	MuniVest II	654	None	$1-$10,000
	MuniHoldings FL Ins	None	None	None

Cynthia A. Montgomery	MuniHoldings II	None	None	None	over $100,000
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	None	None	None
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None

Charles C. Reilly	MuniHoldings II	None	None	None	over $100,000
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	None	None	None
	MuniVest II	7,765	None	over $100,000
	MuniHoldings FL Ins	None	None	None

Kevin A. Ryan	MuniHoldings II	None	None	None	over $100,000
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	None	None	None
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None

Roscoe S. Suddarth	MuniHoldings II	None	None	None	over $100,000
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	None	None	None
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None

Richard R. West	MuniHoldings II	None	None	None	over $100,000
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	None	None	None
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None

Edward D. Zinbarg	MuniHoldings II	None	None	None	over $100,000
	MuniHoldings NJ Ins	None	None	None
	MuniHoldings NY Ins	None	None	None
	MuniVest I	None	None	None
	MuniVest II	None	None	None
	MuniHoldings FL Ins	None	None	None

B-2

Compensation of Non-Interested Directors

Name	Compensation from each Fund	Pension or Retirement Benefit Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Other FAM/MLIM- Advised Funds
Ronald W. Forbes*	$5,000	None	None	$293,400
Cynthia A. Montgomery	$3,700	None	None	$234,567
Charles C. Reilly*	$5,000	None	None	$293,400
Kevin A. Ryan	$4,000	None	None	$261,067
Roscoe S. Suddarth	$4,000	None	None	$250,633
Richard R. West	$4,000	None	None	$298,567
Edward D. Zinbarg	$4,000	None	None	$250,633

*	Co-Chairman of each Fund’s Committee.

B-3

(This page intentionally left blank.)

Exhibit C

INFORMATION PERTAINING TO THE OFFICERS

Name, Address* and Age	Position(s) Held with applicable Fund Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds Overseen	Public Directorships

Terry K. Glenn (62)	President† of each Fund since 1999.

Chairman (Americas Region) since 2000 and Executive Vice President since 1983 of FAM and MLIM; President of Merrill Lynch Mutual Funds since 1999; President of FAMD since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Administrators since 1988; Director of Financial Data Services, Inc. since 1985.

			117 registered investment companies consisting of 162 portfolios	None

Donald C. Burke (42)

Treasurer of each Fund since 1999 and Vice President of each Fund as follows: MuniHoldings II since1998; MuniHoldings NJ Ins since 1998; MuniHoldings NY Ins since 1997; MuniVest I since 1993; MuniVest II since 1993; MuniHoldings FL Ins since 1997

First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

			117 registered investment companies consisting of 162 portfolios	None

Kenneth A. Jacob (50)	Senior Vice President of each Fund since 2002	Managing Director of MLIM since 2001; First Vice President of MLIM from 1997 to 2001; Vice President of MLIM from 1984 to 1997.	38 registered investment companies consisting of 51 portfolios	None

John M. Loffredo (38)	Senior Vice President of each Fund since 2002	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of FAM and MLIM since 1997.	38 registered investment companies consisting of 51 portfolios	None

Robert A. DiMella, CFA (36)	Vice President of MuniHoldings II since 1998	Vice President of MLIM since 1997; Assistant Vice President of MLIM from 1995 to 1997; Portfolio Manager of MLIM from 1993 to 1995.	4 registered investment companies consisting of 4 portfolios	None

C-1

Name, Address* and Age	Position(s) Held with each Fund and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds Overseen	Public Directorships
Theodore R. Jaeckel (42)	Vice President and Portfolio Manager of MuniHoldings NJ Ins since 2002	Director (Municipal Tax-Exempt Fund Management) of FAM since 1997; Vice President of FAM since 1991.	6 registered investment companies consisting of 6 portfolios	None

Robert D. Sneeden (48)	Vice President and Portfolio Manager of MuniHoldings FL Ins since 1997	Assistant Vice President and Portfolio Manager of MLIM since 1994; Vice President of Lehman Brothers from 1990 to 1994.	6 registered investment companies consisting of 6 portfolios	None

Fred K. Steube (50)	Vice President of MuniVest I since 1989 and Vice President of MuniVest II since 1993	Vice President of MLIM since 1989.	4 registered investment companies consisting of 4 portfolios	None

Roberto W. Roffo (34)	Vice President and Portfolio Manager of MuniHoldings NY Ins since 1999	Vice President of MLIM since 1996; Portfolio Manager of MLIM since 1999.	4 registered investment companies consisting of 4 portfolios	None

Brian D. Stewart (33)	Secretary of each Fund since 2002	Vice President of MLIM since 2002; attorney associated with Reed Smith LLP from 2001 to 2002; attorney associated with Saul Ewing LLP from 1999 to 2001.	17 registered investment companies consisting of 22 portfolios	None

*	The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of each Fund.
†	Prior to 1999 Mr. Glenn served as Executive Vice President of each Fund.

C-2

Exhibit D

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS/TRUSTEES FOR EXCHANGE LISTED FUNDS

Although the audit committee of an investment company also serves as a nominating committee, the following charter pertains only to each audit and nominating committee’s duties as an audit committee. The Board of Directors/Trustees of each investment company listed on Appendix A hereto has adopted the following audit committee charter:

I. Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees:

(a)	each of whom shall not be an “interested person“of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, or an “affiliated person“of the Fund, as described in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

(b)	each of whom shall not accept any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof) or have any other relationship to the Fund that may interfere with the exercise of such person’s independence from the Fund and Fund management;

(c)	each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

(d)	each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e)	at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

The Audit Committee shall determine whether at least one member of the Audit Committee is a “financial expert” as defined in rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002 and shall consider whether any member thereof serves on the audit committee of any other public companies.

II. Purposes of the Audit Committee

The Audit Committee, in its capacity as a committee of the Board of Directors/Trustees, is directly responsible for the appointment, compensation, and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee should report regularly to the Board of Directors/Trustees with respect to the matters described in Section III of this Audit Committee Charter. The Fund’s independent accountants report directly to the Audit Committee.

D-1

III. Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a)	upon submission of an application form by the Fund’s independent accountants to the Public Company Accounting Oversight Board, to request: (i) a copy of such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;

(b)	to preapprove all auditing services to be provided to the Fund by the Fund’s independent accountants*;

(c)	to preapprove all non-auditing services, including tax services, to be provided to the Fund by the Fund’s independent accountants in accordance with the 1934 Act; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act**;

(d)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(e)	to receive and consider specific representations from the Fund’s independent accountants with respect to the independence of such accountants, audit partner rotation, and conflicts of interest described in Section 10A(l) of the 1934 Act, and to consider whether the provision of any non-audit services to the Fund by the Fund’s independent accountants as described in Section III(c) of this Audit Committee Charter is compatible with maintaining the independence of those accountants;

(f)	to review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

*	The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the Audit Committee shall not delegate preapproval of the audit required by the 1934 Act. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.
**	The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

D-2

(g)	to review and discuss the Fund’s audited financial statements with Fund management;

(h)	to discuss with the independent accountants those matters required by Statement of Accounting Standards Nos. 61 and 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(i)	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC Rules to be included in the Fund’s annual proxy statement;

(j)	to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(k)	to establish and administer policies and procedures relating to: (i) the hiring of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(l)	to consider with the Fund’s independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(m)	to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

(n)	to receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for Fund’s independent accountants any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(o)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;

D-3

(p)	to discuss with Fund management and the Fund’s independent auditors policies with respect to risk assessment and risk management and the quality and adequacy of the Fund’s internal controls and processes that could materially affect the Fund’s financial statements and financial reporting;

(q)	to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed;

(r)	to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors/Trustees; and

(s)	to perform such other functions consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as applicable, the Fund’s By-laws, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

Fund management is responsible for maintaining appropriate systems for accounting. The Fund’s independent accountants are responsible for conducting a proper audit of the Fund’s financial statements and are ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject, if applicable, to shareholder approval) and evaluate the Fund’s independent accountants, to determine the compensation of the Fund’s independent accountants and, where appropriate, to replace the Fund’s independent accountants.

IV. Meetings

The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors/Trustees, for payment of compensation to: (i) the Fund’s independent accountants and (ii) any advisers employed by the Audit Committee under this Section V.

D-4

APPENDIX A

Debt Strategies Fund, Inc.
Senior High Income Portfolio, Inc.
MuniHoldings Florida Insured Fund
MuniHoldings Fund, Inc.
MuniHoldings Fund II, Inc.
MuniHoldings Insured Fund, Inc.
MuniHoldings New Jersey Insured Fund, Inc.
MuniHoldings New York Insured Fund, Inc.
MuniVest Fund, Inc.
MuniVest Fund II, Inc.

D-5

COMMON STOCK

MUNIHOLDINGS FUND II, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniHoldings Fund II, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIHOLDINGS FUND II, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Auction Market Preferred Stock of MuniHoldings Fund II, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIHOLDINGS NEW JERSEY INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Auction Market Preferred Stock of MuniHoldings New Jersey Insured Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON SHARES

MUNIHOLDINGS FLORIDA INSURED FUND P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Shares of MuniHoldings Florida Insured Fund (the “Fund”) held of record by the undersigned on December 2, 2002 at the Annual Meeting of Shareholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED SHARES

MUNIHOLDINGS FLORIDA INSURED FUND P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Auction Market Preferred Shares of MuniHoldings Florida Fund (the “Fund”) held of record by the undersigned on December 2, 2002 at the Annual Meeting of Shareholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIHOLDINGS NEW YORK INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniHoldings New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Kevin A. Ryan, Roscoe S. Suddarth and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIHOLDINGS NEW YORK INSURED FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Auction Market Preferred Stock of MuniHoldings New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West, Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIVEST FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniVest Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIVEST FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Auction Market Preferred Stock of MuniVest Fund, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.) Ronald W. Forbes and Richard R. West.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIVEST FUND II, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Stock of MuniVest Fund II, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIVEST FUND II, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

P R O X Y

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Auction Market Preferred Stock of MuniVest Fund II, Inc. (the “Fund”) held of record by the undersigned on December 2, 2002 at the Annual Meeting of Stockholders of the Fund to be held on January 28, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.